United States

Securities and Exchange Commission

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Sec. 240.14a-12

STRATTON MULTI-CAP FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transactions applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

STRATTON MUTUAL FUNDS

Stratton Multi-Cap Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.—Stratton Small-Cap Value Fund

January 28, 2008

Dear Shareholder:

We are pleased to announce that Stratton Holding Company, the parent company of Stratton Management Company, the Stratton Mutual Funds’ investment advisor, has entered into an agreement to be acquired by Susquehanna Bancshares, Inc. (“Susquehanna”). This transaction is expected to be completed early in the second quarter of 2008. Headquartered in Lititz, PA., Susquehanna is a publicly owned financial services holding company with assets of approximately $13 billion that operates primarily in central and eastern Pennsylvania, southern New Jersey and Maryland.

What we would like to stress emphatically, and what is most important to you, is that there will be no changes to the way Stratton Management Company has been operated in the past. It was important to us to have any acquirer understand that we have a very successful operation and that it would be in everyone’s best interest to be able to maintain all of the features that have brought us such success over many years.

We are very enthusiastic about this new alliance and about the future growth of Stratton Management Company and Stratton Mutual Funds. We are confident that this new relationship will help us to continue to serve all of our shareholders’ investment needs.

The enclosed proxy statement describes, and solicits shareholder approval of, new investment advisory agreements between Stratton Mutual Funds and Stratton Management Company in connection with the acquisition. New advisory agreements are necessary because of certain provisions of the Investment Company Act, which governs the Stratton Mutual Funds, as discussed in the proxy statement. The Boards of Directors of the Stratton Mutual Funds unanimously recommend that you vote FOR approval of your Fund’s new advisory agreement.

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by mail, telephone, internet, or in person. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help us to avoid the expense of a follow-up mailing by voting today.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

/s/ James W. Stratton
James W. Stratton Chairman of Stratton Mutual Funds

STRATTON MUTUAL FUNDS

Stratton Multi-Cap Fund, Inc.

Stratton Monthly Dividend REIT Shares, Inc.

The Stratton Funds, Inc.—Stratton Small-Cap Value Fund

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, Pennsylvania 19462-1050

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 28, 2008

To the Shareholders:

NOTICE IS HEREBY GIVEN that a JOINT SPECIAL MEETING OF SHAREHOLDERS (the “Special Meeting”) of Stratton Multi-Cap Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc. and Stratton Small-Cap Value Fund, a series of The Stratton Funds, Inc., (each a “Fund” and collectively, the “Funds”), will be held on March 28, 2008 at 8:00 a.m., Eastern Time, at the offices of the Funds’ investment advisor, Stratton Management Company (the “Advisor”), at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050. The Special Meeting is being held to consider and vote on the following proposals:

1. To approve new investment advisory agreements between the Advisor and each Fund; and

2. To transact such other business as may properly come before the Special Meeting, or any adjournments thereof.

Shareholders of record of the Funds at the close of business on January 14, 2008, are entitled to notice of, and to vote on, the proposals at the Special Meeting or any adjournment thereof.

Shareholders are invited to attend in person. If you plan to attend the Special Meeting, please so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. You may also cast your vote (1) by mail by completing, signing, and returning the enclosed proxy card in the envelope provided; (2) by telephone by calling the number provided on your proxy card and following the instructions on the recorded message; or (3) on the internet by following the instructions printed on your proxy card. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Special Meeting.

If you have any questions before you vote, please contact the Funds by calling toll-free (877) 456-6399.

By Order of the Boards of Directors,

/s/ Patricia L. Sloan
Patricia L. Sloan Secretary January 28, 2008

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors (the “Board” or “Directors”) of Stratton Multi-Cap Fund, Inc. (“SMCF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”), and Stratton Small-Cap Value Fund (“SSCV”), a series of The Stratton Funds, Inc., (each a “Fund” and collectively, the “Funds”), for use at the Joint Special Meeting of Shareholders (the “Special Meeting”), and any adjournment thereof, of the Funds, to be held on March 28, 2008 at 08:00 a.m. Eastern Time, at the offices of Stratton Management Company, the Funds’ investment advisor (the “Advisor”), at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050.

This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are expected to be mailed to shareholders of record on the Record Date on or about January 28, 2008.

It is expected that the solicitation of proxies will be made primarily by mail and telephone. The officers and service contractors of the Funds may also solicit proxies by telephone, facsimile, internet or personal interview, and will tabulate proxies. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Funds to forward solicitation material to their principals to obtain authorizations for the execution of proxies. All proxies solicited by the Board that are properly executed and received by the Secretary of the Funds before the Special Meeting will be voted at the Special Meeting in accordance with the shareholders’ instructions. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy to the Funds, or by attending the Special Meeting and electing to vote in person. If no instruction is given on a signed and returned proxy card, it will be voted “FOR” all proposals and the proxies may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

The close of business on January 14, 2008 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting. Shareholders are entitled to vote the number of shares held on the Record Date. Each full share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. On January 14, 2008, the Funds had shares outstanding that are entitled to vote at the Special Meeting as follows:

Fund	Shares Outstanding
SMCF	[	]
SMDS	[	]
SSCV	[	]

Each Fund is a separate legal entity and holders vote separately as shareholders of each Fund. The following summarizes the proposals to be voted on by the shareholders of each Fund at the Special Meeting:

Proposal	Shareholders Solicited
1. To approve a new investment advisory agreement between SMCF and the Advisor (the “New SMCF Agreement”)	Shareholders of SMCF

2. To approve a new investment advisory agreement between SMDS and the Advisor (the “New SMDS Agreement”)	Shareholders of SMDS

3. To approve a new investment advisory agreement between The Stratton Funds, Inc., on behalf of SSCV, and the Advisor (the “New SSCV Agreement”)	Shareholders of SSCV

The New SMCF Agreement, New SMDS Agreement and New SSCV Agreement are sometimes collectively referred to in this Proxy Statement as the “New Advisory Agreements.”

The Funds also will transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

A quorum for each Fund shall consist of a majority of the shares issued, outstanding and entitled to vote. If a proxy is properly executed and returned and is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will have the same effect as casting a vote against a proposal. Broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining if a quorum is present, but as not entitled to vote and will have the effect of a vote against approval of a proposal.

In the event that a quorum of the outstanding shares of each Fund are not represented at the Special Meeting or at any adjournment thereof or, even though a quorum is so represented, in the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose and vote for one or more adjournments of the Special Meeting to be held within a reasonable time after the date originally set for the Special Meeting, and further solicitation of proxies may be made without the necessity of further notice. The persons named as proxies will vote those proxies which instruct them to vote in favor of a proposal in favor of any such adjournment, and will vote those proxies which instruct them to vote against or to abstain from voting on a proposal against any such adjournment. Any such adjournment must be approved by a majority of the shares voting on the matter.

The Board knows of no business, other than that specifically mentioned in the Notice of Special Meeting of Shareholders, that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote therein in accordance with their best judgment.

The Funds will furnish to shareholders upon request, without charge, copies of their most recent Annual Report to shareholders and their most recent Semi-Annual Report succeeding the Annual Report. Requests for such reports should be directed to the Funds, c/o PFPC Inc., P.O. Box 9801, Providence, RI 02940, or by calling 1-800-634-5726. Such reports are not to be regarded as proxy soliciting material.

INFORMATION APPLICABLE TO PROPOSALS 1, 2 AND 3

Background

Under investment advisory agreements between Stratton Management Company and each of the Funds (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Stratton Management Company currently serves as the investment advisor to each of the Funds and has been responsible for each Fund’s overall investment strategy and its implementation.

On January 2, 2008, Stratton Holding Company (the “Company”), the parent company of the Advisor, announced that the Company had signed a stock purchase agreement pursuant to which Susquehanna Bancshares, Inc. (“Susquehanna”), a regional financial services holding company headquartered in Lititz, Pennsylvania, would purchase all the outstanding stock of the Company subject to certain conditions (the “Transaction”). Following the Transaction, the Advisor will retain its name, management team and personnel currently providing services to the Funds and will remain located at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050. The Chairman of the Funds’ Board and certain officers of the Funds are parties to the stock purchase agreement and will receive payments for their interests in connection with the Transaction.

Susquehanna is a financial services holding company with assets of approximately $13 billion. Susquehanna provides financial services through its three commercial banks at more than 230 branch locations in the mid-Atlantic region. Through Susquehanna Wealth Management, Susquehanna offers investment, fiduciary, brokerage, insurance, retirement planning, and private banking services, with approximately $6 billion in assets under management and administration. Susquehanna also operates an insurance and employee benefits company, a commercial finance company, and a vehicle leasing company. For more information regarding Susquehanna, please visit www.susquehanna.net.

The Transaction is subject to the receipt of certain approvals and the fulfillment of certain other conditions contained in the stock purchase agreement and is expected to be completed early in the second quarter of 2008. The Transaction will result in a change in control of the Advisor and will, therefore, constitute an “assignment” of the Current Advisory Agreements within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act.

In anticipation of the assignment of the Current Advisory Agreements resulting from the Transaction, the Board met in person on December 5, 2007 for purposes of, among other things, to consider whether it would be in the best interests of each of the Funds and their shareholders to approve the New Advisory Agreements.

The terms of each New Advisory Agreement are substantively the same as the terms of its corresponding Current Advisory Agreement. Forms of the New Advisory Agreements are attached as Appendices A, B and C.

In the event shareholders of the Funds do not approve a Fund’s New Advisory Agreement, the Board will take such action as it deems to be in the best interests of such Fund and its shareholders. Shareholders of each Fund vote separately on the Fund’s New Advisory Agreement; approval of the proposals are not dependent on each other.

Information Concerning the Current Advisory Agreements and the New Advisory Agreements

The terms of each New Advisory Agreement are substantively the same as those of its corresponding Current Advisory Agreement except for the date of effectiveness.

If a New Advisory Agreement is approved by shareholders, it will become effective upon completion of the Transaction and will continue in effect for an initial period of not more than two years. Thereafter, a New

Advisory Agreement will continue annually, provided that its continuance is approved by the Directors, including a majority of the Directors who are not parties to the New Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors), at a meeting called for that purpose, or by vote of a majority of the outstanding shares of the applicable Fund. The Board, including the Independent Directors, last approved the continuance of the Current Advisory Agreements until June 30, 2008 at an in-person meeting on June 12, 2007.

Each Current Advisory Agreement and its corresponding New Advisory Agreement provide that they may be terminated by a Fund at any time, without the payment of any penalty, by the Board of the Fund or by the vote of the holders of a majority of the outstanding shares of the Fund on 60 days written notice to the Advisor. Each Current Advisory Agreement and its corresponding New Advisory Agreement provide that they may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days written notice to a Fund. Each Current Advisory Agreement and its corresponding New Advisory Agreement also provide that they will automatically terminate in the event of an assignment.

Information Regarding the Advisor

The Advisor is an investment advisor registered with the Securities and Exchange Commission (“SEC”) located at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050. The Advisor provides investment advisory services for a variety of individuals and institutions, and had approximately $3.0 billion in assets under management as of December 31, 2007.

James W. Stratton is the Chairman of the Company, the parent company of the Advisor, and has been primarily responsible for the day-to-day investment management of SMCF since the Fund’s inception in 1972. The final selection of stocks for SMDS is made by James A. Beers, President of SMDS. Mr. Beers has served as President of the Advisor from 2006 to the present. Since 2000, the final decision to buy or sell stocks for SSCV has been made by Gerald M. Van Horn, CFA, President of SSCV. Mr. Van Horn has served as a Portfolio Manager for the Advisor from 2000 to the present.

The Advisor’s principal executive officers and directors and their principal occupations are shown below. The address of each such person is the same as that of the Advisor.

Name	Principal Occupation
John. A. Affleck	President of SMCF, Chairman and Director of the Advisor
James A. Beers	President of SMDS and Director of the Advisor
Michael J. Adams	Director of the Advisor
James Van Dyke Quereau	Director of the Advisor
Gerald M. Van Horn	President of SSCV and Director of the Advisor

Upon completion of the Transaction, Susquehanna, with headquarters at 26 North Cedar Street, P.O. Box 1000, Lititz, PA 17543-7000, will be the parent company of the Company and the indirect parent company of the Advisor.

The Funds did not pay commissions to any affiliated broker during the fiscal year ended December 31, 2007.

Matters Considered by the Board

At an in-person meeting of the Board held on December 5, 2007, the Board considered approval of the New Advisory Agreements. The 1940 Act requires an investment advisory agreement to be approved by both the Board and a majority of the Independent Directors voting separately. The Board had approved the continuance of the Current Advisory Agreements at a meeting held on June 12, 2007. Since the terms of each New Advisory

Agreement are substantially the same as its corresponding Current Advisory Agreement, the Directors relied to a large degree on the materials presented and their considerations in approving the continuance of the Current Advisory Agreements at the June 12 meeting. To assist the Board with its consideration of the Current Advisory Agreements, the Board received various written materials at the June 12 meeting, including: (i) information concerning advisory personnel of the Advisor; (ii) a memo from counsel to the Funds to assist the Board in its consideration of the continuance of the Current Advisory Agreements; (iii) information on the internal compliance procedures of the Advisor; (iv) comparative information showing how the proposed fee schedules of each Fund and anticipated operating expenses compare to other registered investment companies that follow investment strategies similar to those of the Funds; (v) information regarding brokerage and portfolio transactions; (vi) comparative information showing how the performance of each Fund compared to other registered investment companies that follow investment strategies similar to those of such Fund; and (vii) information on any legal proceedings or regulatory audits or investigations affecting the Advisor.

The Independent Directors also met in executive session to further discuss the terms of the Current Advisory Agreements and the information provided by the Advisor.

The Directors, including the Independent Directors, reviewed various factors, detailed information provided by the Advisor at the meeting and at other times throughout the year, and other relevant information and factors including the following:

The nature, extent, and quality of the services to be provided by the Advisor

The Directors considered the scope and quality of services provided by the Advisor under the Current Advisory Agreements and noted that the scope of services provided under the Current Advisory Agreements has expanded over time as a result of regulatory and other developments. The Directors considered the quality of the investment research capabilities of the Advisor and the other resources the Advisor has dedicated to performing services for the Funds. The quality of other services, including the Advisor’s assistance in the coordination of the activities of some of the other service providers for the Funds was also considered. The Directors also considered the nature and quality of the services provided by the Advisor to the Funds in light of their experience as Directors of the Funds, their confidence in the Advisor’s integrity and competence gained from that experience and the Advisor’s responsiveness to concerns raised by them in the past. The Directors concluded that the Advisor had the quality and depth of personnel and investment methods essential to perform its duties under the Current Advisory Agreements and that the nature and the proposed cost of such advisory services were fair and reasonable in light of the services provided.

The Advisor’s Historical Performance in Managing the Funds

The Directors reviewed information pertaining to the performance of each Fund. This data compared the performance of each Fund to the performance of certain funds in its peer group, as categorized by an independent third party, over annualized one-, three- and five-year periods ended at March 31, 2007. The comparative information showed that the performance of the Funds compare favorably to such other similar funds. The Directors also considered the fact that the Funds have historically outperformed their performance benchmarks. Based upon their review, the Directors concluded that the investment performance of each Fund over time had been consistently above average. The Directors noted that in addition to the information received for the meeting, the Directors also receive detailed performance information for the Funds at each regular Board meeting during the year. The Directors did not consider the performance of other accounts of the Advisor as there were no accounts similar enough to be relevant.

The costs of the services to be provided by the Advisor and the profits to be realized by the Advisor and its affiliates from the relationship with the Funds

The Directors then considered the costs of the services provided by the Advisor, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Directors considered that the Advisor’s relationship with the Funds is one of its largest sources of revenue, largely due to the large amount of assets in the Funds compared to other products managed by the Advisor. The Directors considered certain benefits the Advisor realizes due to its relationship with the Funds. In particular, they noted that the Advisor has soft dollar arrangements under which certain brokers may provide industry research to the Advisor’s portfolio managers through the use of a portion of the brokerage commissions generated from the Advisor’s trading activities on behalf of the Funds. The Directors acknowledged that the shareholders of the Funds also benefit from these soft dollar arrangements because the Advisor is able to receive this research, which is used in the management of the portfolios of each Fund, by aggregating securities trades.

The Directors also considered other benefits relating to the relationship between the Advisor and the Funds. It was noted that several of the large institutional and individual accounts in the Funds are also clients of the Advisor and utilize the management company’s other products and services. It was also noted that some of these accounts are owned or controlled by employees of the management company and, in fact, the Advisor’s retirement plan is among these accounts.

The Directors also considered the advisory fees of each Fund in comparison to the advisory fees of funds within the Funds’ peer groups and believed such comparisons to be favorable to the Funds.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders

The Directors also considered possible economies of scale that the Advisor could achieve in its management of the Funds. They considered the anticipated asset levels of the Funds, the information provided by the Advisor relating to its estimated costs, and information comparing the fee rate to be charged by the Advisor with fee rates charged by other unaffiliated investment advisors to their clients. The Directors also considered the Advisor’s commitment to increasing staff devoted to managing the Funds as the assets have increased in the Funds. The Directors concluded that the fee structure was reasonable in view of the information provided by the Advisor. The Directors also considered that the fee structure currently does not provide for a sharing of economies of scale in the current environment.

In considering whether to approve the New Advisory Agreements and recommend their approval to shareholders, the Board determined that there had been no material changes in the Advisor’s management of, and relationship with, the Funds between the June 12 and December 5 meetings. The Directors believed that the information presented and conclusions drawn at the June 12 meeting remained relevant to their consideration of the New Advisory Agreements.

The Board received and considered the following materials in connection with the December 5 meeting: (i) information regarding Susquehanna and its subsidiaries; (ii) information concerning advisory personnel of the Advisor; and (iii) a memo from counsel for the Funds advising the Directors of their responsibilities in connection with the approval of the New Advisory Agreements.

The Board concluded that approval of the New Advisory Agreements is in the best interests of shareholders. The Directors considered that the Transaction will allow the Advisor to continue to operate independently, while having access to the additional resources of the larger Susquehanna organization. The Directors also considered the significant growth of Susquehanna Wealth Management, Susquehanna’s wealth management group, since 2000 when Susquehanna acquired another Philadelphia area asset management firm. The success realized by Susquehanna in expanding its wealth management offerings as a result of this acquisition was another factor viewed favorably by the Directors. The Directors also considered that: (i) the Advisor’s management team and personnel providing services to the Funds would remain unchanged following the Transaction; (ii) the terms and conditions of each New Advisory Agreement will be substantially the same as those of its corresponding Current Advisory Agreement; and (iii) the fees payable by a Fund under its New Advisory Agreement will be the same as fees payable under the corresponding Current Advisory Agreement.

The Directors, including the Independent Directors, unanimously approved the New Advisory Agreements and authorized submitting them to the Funds’ shareholders for approval.

Vote Required and Recommendation

The affirmative vote of a “majority of the outstanding voting securities” of the Funds is required for approval of each proposal. For this purpose, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) more than fifty (50) percent of the outstanding shares of stock of a Fund on the Record Date or (ii) sixty-seven (67) percent or more of the shares of stock of a Fund present at the Special Meeting if more than fifty (50) percent of the outstanding shares of stock issued, outstanding and entitled to vote is present in person or by proxy at the Special Meeting.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides in substance that when a sale of an interest in an investment adviser of a registered investment company occurs that results in an assignment of an investment advisory agreement, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that during the three-year period following the completion of the transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The Funds currently meet this test. Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Board has determined that the Transaction will not impose any “unfair burden” on the Funds and the Advisor will not receive any compensation that will result in an “unfair burden” under the 1940 Act definition.

INFORMATION APPLICABLE TO PROPOSAL 1: APPROVAL

OF THE NEW SMCF AGREEMENT

The Advisor provides investment advisory services to SMCF pursuant to an investment advisory agreement between SMCF and the Advisor dated as of July 1, 1989 (the “Current SMCF Agreement”). The terms of the Current SMCF Agreement and New SMCF Agreement are substantially the same. There are no material differences. Under both the Current SMCF Agreement and New SMCF Agreement, the Advisor is entitled to a fee, calculated daily and paid monthly, at the annual rate of 0.75% of SMCF’s average daily net assets. For the fiscal year ended December 31, 2007, SMCF paid the Advisor $742,627 pursuant to the Current SMCF Agreement. The Current SMCF Agreement was last submitted to a vote of shareholders on June 22, 1989 for the purpose of creating uniform terms (except for advisory fees) between the advisory agreements for the two Funds in existence at the time.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 1.

INFORMATION APPLICABLE TO PROPOSAL 2: APPROVAL

OF THE NEW SMDS AGREEMENT

The Advisor provides investment advisory services to SMDS pursuant to an investment advisory agreement between SMDS and the Advisor dated as of July 1, 1989 (the “Current SMDS Agreement”). The terms of the Current SMDS Agreement and New SMDS Agreement are substantially the same. There are no material differences. Under both the Current SMDS Agreement and New SMDS Agreement, the Advisor is entitled to a fee, calculated daily and paid monthly, at the annual rate of 0.625% of SMDS’ average daily net assets. For the fiscal year ended December 31, 2007, SMDS paid the Advisor $875,131 pursuant to the Current SMDS Agreement. The Current SMDS Agreement was last submitted to a vote of shareholders on June 22, 1989 for the purpose of creating uniform terms (except for advisory fees) between the advisory agreements for the two Funds in existence at the time.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 2.

INFORMATION APPLICABLE TO PROPOSAL 3: APPROVAL

OF THE NEW SSCV AGREEMENT

The Advisor provides investment advisory services to SSCV pursuant to an investment advisory agreement between The Stratton Funds, Inc., on behalf of SSCV, and the Advisor dated as of October 31, 2006 (the “Current SSCV Agreement”). The terms of the Current SSCV Agreement and New SSCV Agreement are substantially the same. There are no material differences. Under both the Current SSCV Agreement and New SSCV Agreement, the Advisor is entitled to a fee, calculated daily and paid monthly, at the annual rate of 0.90% of SSCV’s average daily net assets. For the fiscal year ended December 31, 2007, SSCV paid the Advisor $5,140,700 pursuant to the Current SSCV Agreement. The Current SSCV Agreement was last submitted to a vote of shareholders on October 31, 2006 for the purpose of approving a change in the calculation of the management fee from a performance-based fee to a fixed rate fee.

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” PROPOSAL 3.

OTHER INFORMATION

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the telephone within the U.S. and Canada

•	Call the toll free number provided on your proxy card at any time on a touch tone telephone. There is NO CHARGE to you for the call.

•	Follow the simple instructions provided by the recorded message.

To vote using the internet

•	Follow the instructions printed on your proxy card.

Control Persons and Principal Holders of Securities

To the knowledge of the Funds, as of the Record Date, beneficial ownership in the Funds by the Directors and officers, as a group, was as follows:

Fund	Amount of Shares Owned	Percent Owned
SMCF	[ ]	[ %]
SMDS	[ ]	[ %]
SSCV	[ ]	[ %]

As of the Record Date, the following shareholders held beneficially 5% or more of the outstanding shares of one or more of the Funds as indicated below. An investor who beneficially holds, directly or indirectly, more than 25% of the interests of a Fund is presumed to “control” (as defined in the 1940 Act) that Fund.

Fund	Name and Address	Amount of Shares Owned	Percent Owned
SMCF
	[ ]		%
	[ ]		%
	[ ]		%
SMDS
	[ ]		%
	[ ]		%
	[ ]		%
SSCV
	[ ]		%
	[ ]		%
	[ ]		%

Expenses

The Advisor and Susquehanna will pay the expenses incurred in connection with the Special Meeting, including printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses. The Funds will not incur any of the costs in connection with the Special Meeting.

Solicitation of Proxies

Solicitation will be primarily by mail and telephone. Officers of the Funds or regular employees of the Advisor may also solicit without compensation by telephone or personal contact. Solicitation may also be made by PFPC Proxy Services, a paid proxy solicitation firm, at an estimated cost of $45,000, which will be paid by the Advisor and Susquehanna.

Administrator

PFPC Inc. serves as administrator of the Funds (the “Administrator”). The Administrator provides management and administrative services necessary for the operation of the Funds. The Administrator’s main office is located at 760 Moore Road, King of Prussia, PA 19406.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, PA 19103-2108, serves as the independent registered public accounting firm to the Funds.

Principal Underwriter

PFPC Distributors, Inc. serves as the principal underwriter to the Funds. The business address for PFPC Distributors, Inc. is 760 Moore Road, King of Prussia, PA 19406-1212.

Investor Proposals and Communications with Board

The Articles of Incorporation of each Fund do not require that an annual meeting of shareholders be held each year. The Funds do not intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Any shareholder who wishes to submit a proposal to be considered at a future meeting must do so within a reasonable time before proxy materials are printed and mailed. The Board has not adopted formal procedures for investor communications with the Board.

Delivery of Proxy Statement

The SEC has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. We are only delivering one proxy statement to multiple shareholders sharing an address, unless you have instructed us not to do so. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your financial intermediary or direct a written request to your Fund, c/o PFPC Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406-1212 or call toll-free 1-800-634-5726. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their financial intermediary or the Funds directly.

Other Business

The Board knows of no business other than that specifically mentioned in the Notice of Joint Special Meeting of Shareholders that will be presented for consideration at the Special Meeting. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

[APPENDIX A:] FORM OF INVESTMENT ADVISORY AGREEMENT OF

STRATTON MULTI-CAP FUND, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of                     , 2008 between Stratton Multi-Cap Fund, Inc., a Maryland corporation (the “Fund”), and Stratton Management Company, a Pennsylvania corporation (the “Adviser”).

WHEREAS, the Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser dated as of July 1, 1989 (the “Current Agreement”);

WHEREAS, the Current Agreement will automatically terminate upon the closing of a proposed acquisition of the Adviser’s parent company (the “Closing”); and

WHEREAS, the Fund and the Adviser wish to enter into this Agreement to replace the Current Agreement upon termination of the Current Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

SECTION 1.    Investment Advisory Services.

The Fund hereby engages the Adviser to act as its investment adviser subject to the terms and conditions herein set forth. The Adviser shall use its staff and other facilities to conduct and maintain a continuous review of the Fund’s portfolio of securities and investments, and shall from time to time recommend to the Fund what securities, in the Adviser’s opinion, should be purchased or sold by the Fund, what portion of the assets of the Fund should remain uninvested, and the extent to which the Fund should otherwise use its investment powers. In conducting such review and making such recommendations, the Adviser shall be guided by the Fund’s investment policies as delineated and limited by the statements contained in documents filed with the Securities and Exchange Commission as amended from time to time, by policies adopted by the Fund’s Board of Directors (the “Board”), and by the provisions of the Investment Company Act of 1940 and the rules promulgated thereunder, so that at all times the Fund shall be in compliance with its policies and the Investment Company Act of 1940. The Fund agrees to supply the Adviser with copies of all such documents and to notify the Adviser of any changes in the Fund’s investment policies and restrictions.

In rendering such investment advisory services to the Fund pursuant to this Agreement, the Adviser may at its own expense employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing the Adviser or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities and such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of the Adviser’s obligations hereunder or otherwise helpful to the Fund.

The Adviser and any person performing executive, administrative or trading functions for the Fund whose services were made available to the Fund by the Adviser is authorized to recommend that the Fund pay, or cause the Fund to pay, brokerage commissions to any member of a securities exchange or securities broker or dealer which may be in excess of the amount which another member of such an exchange or broker or dealer would have charged for effecting such transaction, if the Adviser or such officer or employee determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such term is defined in Section 28(e) (3) of the Securities Exchange Act of 1934 and the rules, regulations and releases of the Securities and Exchange Commission thereunder) provided by such member or broker or dealer with respect to the Adviser’s services hereunder, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund.

1

SECTION 2.    Resumes and Reports, Etc.

The Adviser should maintain a continuous record of all the investments and securities which comprise the Fund’s portfolio and shall furnish to the Board, at any time it so requests, a resume of such portfolio in the form prescribed by the Board. The Adviser shall also render to the Board, at its regularly scheduled meetings, and at such other times as the Board may request, a report on all matters pertaining to the Adviser’s services hereunder, in the form prescribed by the Board. In addition, the Adviser shall furnish the Fund with such reports and other data as the Board shall request, including, without limitation, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund’s portfolio, or similar data relating to securities which the Adviser recommends for inclusion in the portfolio of the Fund.

SECTION 3.    Other Duties and Services.

The Adviser, or any other entity approved by the Fund’s Board, whether or not such entity is affiliated with the Adviser and directors and officers of the Fund, shall keep the books and financial records of the Fund, and on behalf of the Fund shall compute the net asset value of the Fund’s shares (in accordance with any instructions of the Board) at such times as the Board may direct. In compliance with the requirements of Rule 31a-3 of the Rules and Regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Adviser hereby agrees it will surrender and will cause any other entity that maintains the Fund’s books and financial records hereunder to surrender promptly to the Fund any of such records upon the Fund’s request, and the Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of such Rules any such records as are required to be maintained by Rule 31a-1 thereof. If requested to provide such services, the Adviser or such other entity may obtain, at the Fund’s expense, pricing information from brokers, dealers or others to assist the Adviser or such other entity in computing such net asset value, and the Adviser or such other entity shall perform such other services as are reasonably incidental to the foregoing duties. The Adviser or such other entity shall furnish to the Fund and to such other persons as the Fund may direct, any statements with respect to the net asset value of the Fund and the net asset value per share, at such times, and in such forms, as the Fund may prescribe.

When and if the Board so requests, the Adviser or such other entity shall furnish the Fund with the services of a person or persons satisfactory to the Fund whose duties shall include (except for the legal and auditing aspects thereof) the supervision of the Fund’s financial statements and reports, the preparation of reports to shareholders and others, and any statements or reports required by regulatory authorities of the United States, or states thereof in which the Fund has registered or qualified its shares for sale.

In addition, the Adviser shall furnish, or arrange and pay for others to furnish to the Fund, such office space and facilities, including, without limitation, stenographic, telephone, telegraphic, mailing, and other facilities as the Board shall request in connection with the operations of the Fund. It is the intent of this Agreement that through the staff of the Adviser or of another entity furnishing such services, the Adviser or such other entity shall supply such services as are deemed by the Board to be necessary or desirable and proper for the continuous operation of the Fund. However, neither the Adviser nor such other entity shall be required to perform (a) those services customarily performed by members of the Board; or (b) those services customarily performed by the custodian, transfer agent, registrar, dividend disbursing agent, independent accountants, brokers, dealers or legal counsel.

SECTION 4.    Multiple Capacities.

The Fund understands that the Adviser may act in one or more capacities on behalf of other investment companies and customers. While information and recommendations supplied to the Fund shall, in the Adviser’s judgment, be appropriate under the circumstances and in light of the investment objective of the Fund, they may

2

be different from the information and recommendations supplied by the Adviser or such affiliate to other investment companies and customers. The Adviser shall give the Fund equitable treatment under the circumstances in receiving information, recommendations and any other services requested of the Adviser, but the Adviser shall not be required to give preferential treatment to the Fund as compared with the treatment given by the Adviser to any other investment company or customer.

SECTION 5.    Payment of Expenses.

The Adviser shall assume and pay all of its costs and expenses incurred in performing its duties under this Agreement except that the Fund shall reimburse the Adviser, or such other entity approved by the Board, whether or not such entity is affiliated with the Adviser and directors and officers of the Fund, monthly for (i) the Adviser’s or such other entity’s costs in providing any equipment used for the Fund’s operations, and (ii) to the extent the Adviser or such other entity are required or requested by the Fund to provide such services and the Adviser or such other entity so provides them, the costs of the Adviser or charges of such other entity in providing administrative and accounting services to the Fund including costs or charges, as the case may be, without limitation, for maintaining financial records and bookkeeping, in connection with the daily computation of net asset value per share, in connection with registering or qualifying the Fund or shares of the Fund for sale under applicable federal or state securities laws, in connection with any annual or special meeting of stockholders, and the allocable portion of the compensation paid to employees of the Adviser for furnishing the above-mentioned services to the Fund; provided that, the reimbursement to the Adviser for any such costs shall not exceed an amount which would cause the Fund’s ratio of net operating expenses to average net assets during any fiscal year to exceed two percent (2%). The operating expenses of the Fund shall be accrued daily and an interim computation shall be made at the end of each month with respect to such limitation of expenses for the current fiscal year. If the expenses do not exceed the limitation and the Adviser has previously made payments to the Fund with respect to the current fiscal year, the Adviser shall be entitled to the return of such payments up to the amount of the difference between the limitation and the expenses. Any final adjustment for the fiscal year shall be made promptly following the completion of the Fund’s annual audit for such year. The Fund agrees to assume and pay, or reimburse the Adviser or such other entity for, the Fund’s operating expenses, including, without limitation, taxes, interest charges, fees of its attorneys, independent accountants, accounting services agents, custodians, transfer agents and registrars, certain directors’ fees and costs incurred in producing shareholder reports and proxy materials. The Fund will also pay brokerage commissions on its portfolio transactions.

SECTION 6.    Compensation for Services.

As compensation for the Adviser’s services, the Fund will pay to the Adviser, except as otherwise provided in Section 5 hereof, on the last day of each month, a fee at the annual rate of 3/4 of 1% of the Fund’s average daily net asset value. The fee shall be prorated for any portion of a month during which the fee is payable.

The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with instructions of the Board.

SECTION 7.    Liability of the Investment Adviser.

The Adviser shall be liable only for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under this Agreement, and nothing herein shall protect the Adviser against any such liability to the Fund or its shareholders. The Adviser shall not be liable for the acts and omissions of any agent (other than a director, officer or employee of the Adviser) employed by the Adviser, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Fund or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. The Adviser shall not be liable for any defects in title of any property acquired, nor for any loss unless it shall occur through the Adviser’s own willful default.

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SECTION 8.    Duration and Termination of this Agreement.

This Agreement shall become effective upon (i) approval by both (x) the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and (y) the holders of a majority of the outstanding voting securities of the Fund and (ii) upon completion of the Closing (the “Effective Date”), and shall continue in effect for no more than two years after the Effective Date. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by (i) the Fund’s Board of Directors, or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the 1940 Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

SECTION 9.    Use of the Name “Stratton” by the Fund.

The Adviser hereby consents to use by the Fund of the name “Stratton” in its corporate name. The Fund shall be entitled to use such name so long as the Adviser acts as investment adviser to the Fund. The Fund agrees that its use of the name “Stratton” in its corporate name shall not prevent the Adviser or any other corporation affiliated with it, or its successors or assigns, from using or permitting the use of the name “Stratton,” alone or with any other word or words, for, by or in connection with any other entity or business, whether or not the same directly or indirectly competes or conflicts with the Fund or its business.

In the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall cease to use the name “Stratton,” and the Fund shall take all appropriate or necessary steps to change its corporate name and to terminate use of the name “Stratton” in connection with its business; provided, however, at the sole option of the Adviser, the Fund may continue to use the name “Stratton” so long as all prospectuses and other material intended for investors is appropriately marked to indicate that the Adviser is no longer the Fund’s investment adviser.

SECTION 10.    Definitions.

When used in this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding shares” shall have the meanings given such terms in Sections 2(a) (4), 2(a)(19) and 2(a) (42), respectively, of the Investment Company Act of 1940, as amended.

SECTION 11.    Notices.

Until further notice to the other party, it is agreed that the address of the Fund and of the Adviser to which any notice hereunder is to be delivered or mailed shall be 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.

SECTION 12.    Concerning Applicable Provisions of Law, Etc.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the Investment Company Act of 1940, as amended. To the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

4

The laws of the Commonwealth of Pennsylvania shall be controlling and shall govern the construction, validity and effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

STRATTON MULTI-CAP FUND, INC.

Attest:		By:
	Secretary		John A. Affleck
President

STRATTON MANAGEMENT COMPANY

Attest:		By:
Secretary

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[APPENDIX B:] FORM OF INVESTMENT ADVISORY AGREEMENT OF

STRATTON MONTHLY DIVIDEND REIT SHARES, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of                     , 2008 between Stratton Monthly Dividend REIT Shares, Inc., a Maryland corporation (the “Fund”), and Stratton Management Company, a Pennsylvania corporation (the “Adviser”).

WHEREAS, the Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Fund and the Adviser dated as of July 1, 1989 (the “Current Agreement”);

WHEREAS, the Current Agreement will automatically terminate upon the closing of a proposed acquisition of the Adviser’s parent company (the “Closing”); and

WHEREAS, the Fund and the Adviser wish to enter into this Agreement to replace the Current Agreement upon termination of the Current Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

SECTION 1.    Investment Advisory Services.

The Fund hereby engages the Adviser to act as its investment adviser subject to the terms and conditions herein set forth. The Adviser shall use its staff and other facilities to conduct and maintain a continuous review of the Fund’s portfolio of securities and investments, and shall from time to time recommend to the Fund what securities, in the Adviser’s opinion, should be purchased or sold by the Fund, what portion of the assets of the Fund should remain uninvested, and the extent to which the Fund should otherwise use its investment powers. In conducting such review and making such recommendations, the Adviser shall be guided by the Fund’s investment policies as delineated and limited by the statements contained in documents filed with the Securities and Exchange Commission as amended from time to time, by policies adopted by the Fund’s Board of Directors (the “Board”), and by the provisions of the Investment Company Act of 1940 and the rules promulgated thereunder, so that at all times the Fund shall be in compliance with its policies and the Investment Company Act of 1940. The Fund agrees to supply the Adviser with copies of all such documents and to notify the Adviser of any changes in the Fund’s investment policies and restrictions.

In rendering such investment advisory services to the Fund pursuant to this Agreement, the Adviser may at its own expense employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing the Adviser or the Fund with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities and such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of the Adviser’s obligations hereunder or otherwise helpful to the Fund.

The Adviser and any person performing executive, administrative or trading functions for the Fund whose services were made available to the Fund by the Adviser is authorized to recommend that the Fund pay, or cause the Fund to pay brokerage commissions to any member of a securities exchange or securities broker or dealer which may be in excess of the amount which another member of such an exchange or broker or dealer would have charged for effecting such transaction, if the Adviser or such officer or employee determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such term is defined in Section 28(e) (3) of the Securities Exchange Act of 1934 and the rules, regulations and releases of the Securities and Exchange Commission thereunder) provided by such member or broker or dealer with respect to the Adviser’s services hereunder, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Fund.

1

SECTION 2.    Resumes and Reports, Etc.

The Adviser should maintain a continuous record of all the investments and securities which comprise the Fund’s portfolio and shall furnish to the Board, at any time it so requests, a resume of such portfolio in the form prescribed by the Board. The Adviser shall also render to the Board, at its regularly scheduled meetings, and at such other times as the Board may request, a report on all matters pertaining to the Adviser’s services hereunder, in the form prescribed by the Board. In addition, the Adviser shall furnish the Fund with such reports and other data as the Board shall request, including, without limitation, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund’s portfolio, or similar data relating to securities which the Adviser recommends for inclusion in the portfolio of the Fund.

SECTION 3.    Other Duties and Services.

The Adviser, or any other entity approved by the Fund’s Board, whether or not such entity is affiliated with the Adviser and directors and officers of the Fund, shall keep the books and financial records of the Fund, and on behalf of the Fund shall compute the net asset value of the Fund’s shares (in accordance with any instructions of the Board) at such times as the Board may direct. In compliance with the requirements of Rule 31a-3 of the Rules and Regulations of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, the Adviser hereby agrees it will surrender and will cause any other entity that maintains the Fund’s books and financial records hereunder to surrender promptly to the Fund any of such records upon the Fund’s request, and the Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of such Rules any such records as are required to be maintained by Rule 31a-1 thereof. If requested to provide such services, the Adviser or such other entity may obtain, at the Fund’s expense, pricing information from brokers, dealers or others to assist the Adviser or such other entity in computing such net asset value, and the Adviser or such other entity shall perform such other services as are reasonably incidental to the foregoing duties. The Adviser or such other entity shall furnish to the Fund and to such other persons as the Fund may direct, any statements with respect to the net asset value of the Fund and the net asset value per share, at such times, and in such forms, as the Fund may prescribe.

When and if the Board so requests, the Adviser or such other entity shall furnish the Fund with the services of a person or persons satisfactory to the Fund whose duties shall include (except for the legal and auditing aspects thereof) the supervision of the Fund’s financial statements and reports, the preparation of reports to shareholders and others, and any statements or reports required by regulatory authorities of the United States, or states thereof in which the Fund has registered or qualified its shares for sale.

In addition, the Adviser shall furnish, or arrange and pay for others to furnish to the Fund, such office space and facilities, including, without limitation, stenographic, telephone, telegraphic, mailing, and other facilities as the Board shall request in connection with the operations of the Fund. It is the intent of this Agreement that through the staff of the Adviser or of another entity furnishing such services, the Adviser or such other entity shall supply such services as are deemed by the Board to be necessary or desirable and proper for the continuous operation of the Fund. However, neither the Adviser nor such other entity shall be required to perform (a) those services customarily performed by members of the Board; or (b) those services customarily performed by the custodian, transfer agent, registrar, dividend disbursing agent, independent accountants, brokers, dealers or legal counsel.

SECTION 4.    Multiple Capacities.

The Fund understands that the Adviser may act in one or more capacities on behalf of other investment companies and customers. While information and recommendations supplied to the Fund shall, in the Adviser’s judgment, be appropriate under the circumstances and in light of the investment objective of the Fund, they may be different from the information and recommendations supplied by the Adviser or such affiliate to other

2

investment companies and customers. The Adviser shall give the Fund equitable treatment under the circumstances in receiving information, recommendations and any other services requested of the Adviser, but the Adviser shall not be required to give preferential treatment to the Fund as compared with the treatment given by the Adviser to any other investment company or customer.

SECTION 5.    Payment of Expenses.

The Adviser shall assume and pay all of its costs and expenses incurred in performing its duties under this Agreement except that the Fund shall reimburse the Adviser, or such other entity approved by the Board, whether or not such entity is affiliated with the Adviser and directors and officers of the Fund, monthly for (i) the Adviser’s or such other entity’s costs in providing any equipment used for the Fund’s operations, and (ii) to the extent the Adviser or such other entity are required or requested by the Fund to provide such services and the Adviser or such other entity so provides them, the costs of the Adviser or charges of such other entity in providing administrative and accounting services to the Fund including costs or charges, as the case may be, without limitation, for maintaining financial records and bookkeeping, in connection with the daily computation of net asset value per share, in connection with registering or qualifying the Fund or shares of the Fund for sale under applicable federal or state securities laws, in connection with any annual or special meeting of stockholders, and the allocable portion of the compensation paid to employees of the Adviser for furnishing the above-mentioned services to the Fund; provided that, the reimbursement to the Adviser for any such costs shall not exceed an amount which would cause the Fund’s ratio of net operating expenses to average net assets during any fiscal year to exceed two percent (2%). The operating expenses of the Fund shall be accrued daily and an interim computation shall be made at the end of each month with respect to such limitation of expenses for the current fiscal year. If the expenses do not exceed the limitation and the Adviser has previously made payments to the Fund with respect to the current fiscal year, the Adviser shall be entitled to the return of such payments up to the amount of the difference between the limitation and the expenses. Any final adjustment for the fiscal year shall be made promptly following the completion of the Fund’s annual audit for such year. The Fund agrees to assume and pay, or reimburse the Adviser or such other entity for, the Fund’s operating expenses, including, without limitation, taxes, interest charges, fees of its attorneys, independent accountants, accounting services agents, custodians, transfer agents and registrars, certain directors’ fees and costs incurred in producing shareholder reports and proxy materials. The Fund will also pay brokerage commissions on its portfolio transactions.

SECTION 6.    Compensation for Services.

As compensation for the Adviser’s services, the Fund will pay to the Adviser, except as otherwise provided in Section 5 hereof, on the last day of each month, a fee at the annual rate of 5/8 of 1% of the Fund’s average daily net asset value. The fee shall be prorated for any portion of a month during which the fee is payable.

The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with instructions of the Board.

SECTION 7.    Liability of the Investment Adviser.

The Adviser shall be liable only for willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations under this Agreement, and nothing herein shall protect the Adviser against any such liability to the Fund or its shareholders. The Adviser shall not be liable for the acts and omissions of any agent (other than a director, officer or employee of the Adviser) employed by the Adviser, nor for those of any bank, trust company, broker or other person with whom or into whose hands any moneys, shares of the Fund or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. The Adviser shall not be liable for any defects in title of any property acquired, nor for any loss unless it shall occur through the Adviser’s own willful default.

3

SECTION 8.    Duration and Termination of this Agreement.

This Agreement shall become effective upon (i) approval by both (x) the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and (y) the holders of a majority of the outstanding voting securities of the Fund and (ii) upon completion of the Closing (the “Effective Date”), and shall continue in effect for no more than two years after the Effective Date. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by (i) the Fund’s Board of Directors, or (ii) the vote of a majority of the outstanding voting securities of the Fund; and in either event by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the 1940 Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

SECTION 9.    Use of the Name “Stratton” by the Fund.

The Adviser hereby consents to use by the Fund of the name “Stratton” in its corporate name. The Fund shall be entitled to use such name so long as the Adviser acts as investment adviser to the Fund. The Fund agrees that its use of the name “Stratton” in its corporate name shall not prevent the Adviser or any other corporation affiliated with it, or its successors or assigns, from using or permitting the use of the name “Stratton,” alone or with any other word or words, for, by or in connection with any other entity or business, whether or not the same directly or indirectly competes or conflicts with the Fund or its business.

In the event that the Adviser shall cease to act as investment adviser to the Fund, the Fund shall cease to use the name “Stratton,” and the Fund shall take all appropriate or necessary steps to change its corporate name and to terminate use of the name “Stratton” in connection with its business; provided, however, at the sole option of the Adviser, the Fund may continue to use the name “Stratton” so long as all prospectuses and other material intended for investors is appropriately marked to indicate that the Adviser is no longer the Fund’s investment adviser.

SECTION 10.    Definitions.

When used in this Agreement, the terms “assignment,” “interested person” and “vote of a majority of the outstanding shares” shall have the meanings given such terms in Sections 2(a) (4), 2(a)(19) and 2(a) (42), respectively, of the Investment Company Act of 1940, as amended.

SECTION 11.    Notices.

Until further notice to the other party, it is agreed that the address of the Fund and of the Adviser to which any notice hereunder is to be delivered or mailed shall be 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462.

SECTION 12.    Concerning Applicable Provisions of Law, Etc.

This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the Investment Company Act of 1940, as amended. To the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

4

The laws of the Commonwealth of Pennsylvania shall be controlling and shall govern the construction, validity and effect of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

STRATTON MONTHLY DIVIDEND REIT SHARES, INC.

Attest:		By:
	Secretary		James A. Beers
President

STRATTON MANAGEMENT COMPANY

Attest:		By:
	Secretary		Name:
Title:

5

[APPENDIX C:] FORM OF INVESTMENT ADVISORY AGREEMENT OF

THE STRATTON FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of this             day of                     , 2008 by and between The Stratton Funds, Inc., a Maryland corporation (the “Fund”) and Stratton Management Company, a Pennsylvania corporation (the “Adviser”).

WHEREAS, the Adviser serves as investment adviser to the Stratton Small-Cap Value Fund (the “Portfolio”), a series of the Fund, pursuant to an investment advisory agreement between the Fund and the Adviser dated as of October 31, 2006 (the “Current Agreement”);

WHEREAS, the Current Agreement will automatically terminate upon the closing of a proposed acquisition of the Adviser’s parent company (the “Closing”); and

WHEREAS, the Fund and the Adviser wish to enter into this Agreement to replace the Current Agreement upon termination of the Current Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed among the parties hereto as follows:

1. Duties of Adviser.    The Fund hereby appoints the Adviser to act as investment adviser to the Portfolio for the period and on such terms set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the assets to be held uninvested, to provide the Fund with records concerning the Adviser’s activities which the Fund is required to maintain, and to render regular reports to the Fund’s officers and Board of Directors concerning the Adviser’s discharge of the forgoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of the Fund and in compliance with the objectives, policies and limitations set forth in the Fund’s prospectus. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. Portfolio Transactions.    The Adviser shall select the brokers or dealers that will execute the purchases and sales of securities for the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution of securities transactions for the Portfolio. Subject to policies established by the Board of Directors of the Fund and communicated to the Adviser, it is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or in respect of the portfolio, or be in breach of any obligation owing to the Fund or in respect of the Portfolio under this Agreement, or otherwise, solely by reason of its having caused the Portfolio to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Portfolio in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser’s overall responsibilities with respect to the accounts, including the Portfolio, as to which it exercises investment discretion. The Adviser will promptly communicate to the officers and directors of the Fund such information relating to Portfolio transactions as they may reasonably request.

3. Compensation of the Adviser.    As compensation for the Adviser’s services under this Agreement, the Fund will pay to the Adviser a fee, payable on the last day of each month or as soon as reasonably practicable thereafter, calculated at the annual rate of .90% of the Portfolio’s average daily net asset value. The fee shall be prorated for any portion of a month during which the fee is payable.

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The net asset value of the Fund shall be defined as the total assets of the Fund, less its liabilities, and shall be determined in accordance with instructions of the Board.

4. Reports.    The Fund and the Adviser agree to furnish to each other such information regarding their operations with regard to their affairs as each may reasonably request.

5. Status of Adviser.    The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

6. Liability of Adviser.    In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by the Adviser of its obligations and duties hereunder, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Fund.

7. Duration and Termination.    This Agreement shall become effective upon (i) approval by both (x) the Board of Directors of the Fund, including a majority of those directors who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), and (y) the holders of a majority of the outstanding voting securities of the Portfolio and (ii) upon completion of the Closing (the “Effective Date”), and shall continue in effect for no more than two years after the Effective Date. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by (i) the Fund’s Board of Directors, or (ii) the vote of a majority of the outstanding voting securities of the Portfolio; and in either event by a vote of a majority of those directors of the Fund who are not parties to this Agreement or interested persons of any such party in the manner provided in section 15(c) of the 1940 Act. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 60 days’ written notice to the Fund. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

As used in this Section 7, the terms “assignment,” “interested person,” and “a vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act.

8. Name of Adviser.    The Fund agrees that if this Agreement terminates for any reason it shall promptly take such action as may be necessary to delete from its corporate name and/or the name of the Portfolio any reference to the name of the Adviser promptly after receipt from the Adviser of a written request therefore.

9. Severability.    If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this              day of                     , 2008.

ATTEST	THE STRATTON FUNDS, INC.

Gerald M. Van Horn
President

ATTEST	STRATTON MANAGEMENT COMPANY

Name:
Title:

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PROXY CARD	PROXY CARD

STRATTON MULTI-CAP FUND, INC. (the “Fund”)

JOINT SPECIAL MEETING OF SHAREHOLDERS—March 28, 2008

This proxy card is solicited on behalf of the Board of Directors of the Fund for the Joint Special

Meeting of Shareholders to be held on March 28, 2008 (the “Special Meeting”).

The undersigned hereby appoints James A. Beers, Michelle A. Whalen and Jennifer Meredith as proxies, each with the power to appoint his or her substitute and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting to be held at 8:00 a.m., Eastern Time, on March 28, 2008 at the offices of the Fund’s investment advisor, Stratton Management Company, at Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462-1050 and at any adjournment thereof, in the manner directed on the reverse with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the proxies’ discretion with respect to such other matters that properly come before the meeting or any adjournment thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED AS SPECIFIED. IF THIS PROXY CARD IS PROPERLY EXECUTED BUT NO SPECIFICATION IS MADE WITH RESPECT TO THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE VOTED “FOR” THE PROPOSAL.

Date: ,

Signature(s) (if held jointly) (Sign in the Box)

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please indicate this by adding an appropriate title. A proxy with respect to an interest held in the name of two or more persons is valid if executed by one of them unless at or before exercise of the proxy the Fund receives specific written notice to the contrary from any one of them.

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Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.    ☒

THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND A VOTE “FOR” THE PROPOSAL.

Proposal 1. To approve a new investment advisory agreement between Stratton Multi-Cap Fund, Inc., and Stratton Management Company, as described in the Proxy Statement for the Special Meeting.	FOR ☐	AGAINST ☐	ABSTAIN ☐

CHECK HERE IF YOU PLAN TO ATTEND THE MEETING

(            PERSON(S) WILL ATTEND).

IMPORTANT

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING.

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